UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2019

EXP WORLD HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53300	98-0681092
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2219 Rimland Drive, Suite 301

Bellingham, WA 98226

 (Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (360) 685‑4206

Securities registered pursuant to section 12(g) of the Act:

Common Stock, par value $0.00001 per share	EXPI	NASDAQ
(Title of Each Class)	(Trading Symbol)	(Name of each exchange on which registered)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[_] Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[_] Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 ((§240.12b‑2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 5, 2019 eXp World Holdings, Inc. (the “Company”) held our 2019 annual meeting of stockholders (the “Annual Meeting”). The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting was April 23, 2019. At the close of business on that date, the Company had 61,142,091 shares of Common Stock issued and outstanding. At the Annual Meeting, the Company’s stockholders voted on four proposals, which are described in more detail in the Company’s definitive information statement filed with the U.S. Securities and Exchange Commission on May 3, 2019. The preliminary voting results for the four proposals are set forth below and are subject to change. If the results change, the Company will file an amendment to this current report on Form 8‑K to disclose the final results within four business days after they are known.

1.    Election of Directors

Our stockholders elected each of Glenn Sanford, Jason Gesing, Eugene Frederick, Randall Miles, Darren Jacklin, Susan Truax and Dan Cahir to serve until our 2020 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal. Set forth below are the preliminary results of the stockholder vote on this proposal:

37
Name of Nominee	Number of Votes Cast For	Number of Votes Cast Against	Number of Abstentions
Glenn Sanford	37,330,026	0	23,812,065
Jason Gesing	37,330,026	0	23,812,065
Eugene Frederick	37,330,026	0	23,812,065
Randall Miles	37,330,026	0	23,812,065
Darren Jacklin	37,330,026	0	23,812,065
Susan Truax	37,330,026	0	23,812,065
Dan Cahir	37,330,026	0	23,812,065

2.    Ratification of Appointment of Independent Registered Public Accounting Firm

Our stockholders ratified the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019. Set forth below are the results of the stockholder vote on this proposal:

Number of votes cast for the proposal	37,330,026
Number of votes cast against the proposal	0
Number of abstentions	23,812,065

3.    Nonbinding Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation

Our stockholders approved, on a nonbinding basis, a frequency of votes on executive compensation of once every year. Set forth below are the results of the stockholder vote on this proposal:

Number of votes cast for every one year	37,327,734
Number of votes cast for every two years	2,292
Number of votes cast for every three years	0
Number of abstentions	23,812,065

The Company intends to hold future advisory votes on executive compensation annually.

4.    Approval of, on an Advisory Basis, Executive Compensation

Our stockholders approved, on a nonbinding basis, of our compensation to Executive Officers. Set forth below are the results of the stockholder vote on this proposal:

Number of votes cast for the proposal	37,330,877
Number of votes cast against the proposal	0
Number of abstentions	23,811,214

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

eXp World Holdings, Inc.
(Registrant)

Date: June 11, 2019	/s/ James Bramble
James Bramble
Chief Counsel